Trade and other receivables	12 Months Ended
Dec. 31, 2018
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Trade and other receivables

24. Trade and other receivables

	2018	2017
	£m	£m
Trade receivables, net of loss allowance	5,176	4,672
Accrued income	9	21
Other prepayments	330	308
Interest receivable	4	10
Employee loans and advances	14	19
Other receivables	890	970

	6,423	6,000

Trade receivables included £15 million (2017 – £11 million) due from associates and joint ventures. Other receivables included £nil (2017 – £7 million) due from associates and joint ventures.

Loss allowance	2018 £m	2017 £m
At 1 January	140	207
Implementation of IFRS 9	15	—

At 1 January, as adjusted	155	—
Exchange adjustments	0	(4)
Charge for the year	7	31
Subsequent recoveries of amounts provided for	(30)	(79)
Utilised	(4)	(15)

At 31 December	128	140

Of the total trade receivables balance, £71 million was considered credit impaired, against which a £7 million expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.

Of the other receivables of £890 million, £376 million was classified as financial assets of which £41 million was classified as at fair value through profit and loss. On the remaining balance of £335 million, an expected credit loss allowance of £5 million was recognised at 31 December 2018 with no charge reported in profit or loss during the year.

For more discussion on credit risk practices, please refer to Note 42.